UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
____________________
FORM 8-K
_________________________________________
Current report pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 18, 2023
_______________________
(Exact name of registrant as specified in its charter)
_______________________

California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive	Chico,	California	95973
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (530) 898-0300
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCBK	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 18, 2023, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the California General Corporation Law (the “CGCL”), and a periodic review of the bylaws of TriCo Bancshares (the “Company”), the Company’s board of directors (the “Board”) approved and adopted the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), which became immediately effective. Among other things, the Amended and Restated Bylaws:

•permit shareholder meetings to be conducted in-person and electronically, or solely by electronics means, subject to the applicable provisions of the CGCL;

•clarify that the Board has authority to set the time and date of an annual meeting of the shareholders, eliminating a specified date in May;

•authorize the Board to adopt rules and procedures for the conduct for shareholder meetings.

•require that a shareholder soliciting proxies from other shareholders use a proxy card color other than white;

•revise the timing requirements set in forth in the advance notice bylaw provision to require that a shareholder provide notice of a director nomination to be made at an annual meeting of shareholders not earlier than 120 days and not later than 90 days before the date of the meeting; provided, if the date for the annual meeting has changed more than 30 days from the date on which the prior year’s annual meeting was held, then such notice must be received not later than the 10th day following the day on which public announcement of the date of such meeting is first made;

•revise the procedures and disclosure requirements in the advance notice bylaw provision for shareholders’ nominations of director candidates, including requiring certain information, representations and disclosures from a nominating shareholder and proposed nominees and requiring that proposed nominees complete a questionnaire provided by the Company if requested;

•address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), such as requiring that shareholders intending to use the Universal Proxy Rules deliver a notice to the Company certifying in writing that they will comply with the Universal Proxy Rules’ requirements and to confirm that they have complied with the Universal Proxy Rules, and to provide reasonable evidence that they have so complied, at least ten days before the shareholder meeting;

•require that the nominating shareholder (or a qualified representative) and the nominating shareholder’s candidate(s) be present in person at the meeting for the election of directors;

•provide that if the election of a nominating shareholder’s nominee would cause the Company to violate the Company’s articles of incorporation, the Amended and Restated Bylaws, or any applicable law or stock exchange listing standard, then such nomination or nominations shall be disregarded; and

•add an advance notice provision for shareholder proposals requiring that a shareholder provide notice of business to be brought before an annual meeting of shareholders not earlier than 120 days and not later than 90 days before the date of the meeting; provided, if the date for the annual meeting has changed more than 30 days from the date on which the prior year’s annual meeting was held, then such notice must be received not later than the 10th day following the day on which public announcement of the date of such meeting is first made.

The foregoing summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Company expects that its 2024 annual meeting of shareholders will be held on May 16, 2024.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 18, 2023, TriCo Bancshares (the “Company”) held its 2023 annual meeting of shareholders. As of the record date for the annual meeting, there were 32,921,774 shares of common stock outstanding entitled to vote on all proposals presented at the annual meeting. 28,760,810 shares of common stock, or 87.36% of the total outstanding, were present at the meeting in person or by proxy. At the annual meeting, the Company’s shareholders (i) elected all 11 nominees to the Company’s Board of Directors, (ii) approved the compensation of the Company’s executive officers on an advisory (nonbinding) basis, (iii) voted, on an advisory (nonbinding) basis, on the frequency of future advisory votes concerning the compensation of our executives, and (iv) ratified the selection of Moss Adams LLP as the Company’s principal independent auditor for 2023. The following are the voting results of each matter submitted to the Company’s shareholders at the annual meeting.

1.Election of the following 12 nominees to the Company’s Board of Directors:

Nominee	For	Withheld	Abstained/Broker Non-Votes
Kirsten E. Garen	24,776,524	501,861	3,482,425
Cory W. Giese	24,497,081	781,303	3,482,425
John S. A. Hasbrook	23,079,637	2,198,747	3,482,425
Margaret L. Kane	24,787,482	490,903	3,482,425
Michael W. Koehnen	24,691,680	586,704	3,482,425
Anthony L. Leggio	24,740,357	538,027	3,482,425
Martin A. Mariani	24,561,864	716,520	3,482,425
Thomas C. McGraw	24,897,123	381,261	3,482,425
Jon Y. Nakamura	24,787,777	490,607	3,482,425
Richard P. Smith	24,656,565	621,819	3,482,425
Kimberley H. Vogel	24,771,718	506,667	3,482,425

2. Advisory (nonbinding) resolution to approve the compensation of the Company’s executives:

Votes
For	24,238,741
Against	744,103
Abstain	295,540
Broker Non-Votes	3,482,425

3.     The proposal to approve, by non-binding vote, the frequency of the advisory vote on the Company’s executive compensation program was approved, as management recommended, with the following votes:

Votes
One year	22,833,105
Two years	226,225
Three Years	1,823,821
Abstain	395,232
Broker Non-Votes	3,482,425

4. Ratification of Moss Adams LLP as the Company’s independent public accountants for the 2023 fiscal year:

Votes
For	28,405,486
Against	122,248
Abstain	233,075
Broker Non-Votes	—

Item 8.01 Other Events

Election of Chairman of the Board

Following the 2023 Annual Meeting, the Board of Directors of the Company (“Board”) unanimously elected Richard P. Smith, President and Chief Executive Officer of the Company as Chairman of the Board. The Board also unanimously elected Cory W. Giese as Lead Independent Director of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1    Bylaws of TriCo Bancshares, Amended and Restated as of May 18, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRICO BANCSHARES

Date: May 23, 2023	/s/ Peter G. Wiese
Peter G. Wiese, Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)